SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 31, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                                  04-3208648
(Commission File Number)          (IRS Employer Identification No. )

c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts           02108
(Address of principal executive offices)
(Zip
Code)


Registrant's telephone number, including area code (617) 624-8900

                        None
 (Former name or former address, if changed since last report)


Item 5.  Other Events

    On October 31, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to 352 Lenox Associates, L.P., a New
York limited partnership (the "Operating Partnership"), including an Agreement of Limited Partnership of the Operating Partnership dated as of October 31,
1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership.
Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an existing apartment complex located at 352-354 Lenox Avenue in the Borough of Manhattan, City of
New York, New York (the "Apartment Complex"). The Apartment Complex consists of 1 two-bedroom unit and 17 three-bedroom units. The Apartment Complex is currently fully occupied.

    Rehabilitation financing in the amount of $499,999 was provided by Chase
Community Development Corporation. Permanent mortgage financing in the amount of $550,000 (the "Mortgage Loan") is being provided by Chase Community Development Corporation. The Mortgage Loan is expected to have a 20-year term with repayment based on a 20-year amortization schedule. The interest rate on the Mortgage Loan is expected to be 9.62%.

    100% of the apartment units (18 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is 70 W 128 Corp. of Port Chester, New York.
Alan
B. Weissman, the principal of the General Partner, has significant previous experience in the real estate industry.

    POKO Management Corporation serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of gross revenues received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,034,631 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

1.  $569,043 on the latest of (i) the Admission Date, (ii) Tax Credit
Set
Aside, (iii) Construction Mortgage Closing, (iv) Permanent Mortgage Commitment or (v) Construction Permitting Date;

2.  $258,660 on the latest of (i) the Completion Date, (ii) Cost
Certification, (iii) compliance with Due Diligence Recommendations, (iv) receipt of an updated title insurance policy satisfactory to the Special Limited Partner, (v) receipt of the Contractor Payoff Letter, (vi) receipt of
Lender Estoppel Letter or (vii) satisfaction of all conditions to payment of the First Installment;

3.  $155,196 on the latest of (i) Rental Achievement, (ii) Permanent
Mortgage
Commencement, (iii) Initial 100% Occupancy Date, (iv) State Designation,
(v)
receipt of a Permanent Certificate of Occupancy for the Project or (iv) satisfaction of all conditions of the First and Second Installments; and

4. $51,732 on the later of (i) the date on which the Partnership receives the
Operating Partnership's tax return and audited financial statements for the year in which the Rental Achievement occurred or (ii) satisfaction of all conditions of the payment of the First, Second and Third Installments.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $1,741,820 of Tax
Credits during the 10-year period commencing in 1997, of which $1,724,400 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                          Normal             Capital       Cash
                          Operations         Transactions  Flow

General Partner            1%                    50%       90%

Partnership               99%                  49.999%     10%

Special Limited           0%                   0.001%       0%

    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    The Special Limited Partner, or an affiliate thereof, will receive an
annual Asset Management Fee commencing in 1997 from the Operating
Partnership
for services in connection with the Operating Partnership's accounting matters
and the preparation of tax returns and reports to the Partnership.  The
Asset
Management Fee will be in an annual amount equal to the lesser of (i)
$1,500
or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment
Complex. The Asset Management Fee for each fiscal year will be payable from
Cash Flow in the manner and priority set forth in Article X of the Operating
Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCP as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Development Fee to the General
Partner (or its designee) for its service in connection with the rehabilitation and development of the Apartment Complex in accordance with the
Development Agreement.  The Operating Partnership will pay to the
General
Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating
Partnership in an amount equal to the lesser of (i) $1,500 per annum or
(ii)
the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the
Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article X of
the Operating Partnership Agreement.

Item 7.  Exhibits.

(a) and (b) There is no meaningful current or historic financial information is available at this time.





(c) Exhibits.                          Page

(1)(a)1  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(4) (a)2  Agreement of Limited Partnership of the Partnership

(16)  None

(17)  None

(21)  None

(24)  None

(25)  None

(28)  None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
its General Partner


By: C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:  /s/ Herbert F. Collins
Herbert F. Collins, Partner




BOS2:53585_1

17537/1229